July 22, 2024                                        Exhibit 99.1

Park National Corporation reports financial results
for second quarter and first half of 2024

NEWARK, Ohio ‒ Park National Corporation (Park) (NYSE American: PRK) today reported financial results for the second quarter and first half of 2024. Park's board of directors declared a quarterly cash dividend of $1.06 per common share, payable on September 10, 2024, to common shareholders of record as of August 16, 2024.

“Our performance stems from our commitment to provide consistent financial support, to remain resilient in uncertain times, and to never stop searching for new ways to serve customers,” said Park Chairman and Chief Executive Officer David Trautman. “We’re eager to introduce new tools that will make our banking services more accessible than ever and allow more people to experience a wonderful blend of digital elegance and human empathy in banking with Park.”

Park’s net income for the second quarter of 2024 was $39.4 million, a 24.6 percent increase from $31.6 million for the second quarter of 2023. Second quarter 2024 net income per diluted common share was $2.42, compared to $1.94 for the second quarter of 2023. Park's net income for the first half of 2024 was $74.6 million, a 14.2 percent increase from $65.3 million for the first half of 2023. Net income per diluted common share for the first half of 2024 was $4.60 compared to $4.01 for the first half of 2023.

Park’s total loans increased 2.5 percent (5.1 percent annualized) during the first half of 2024 and increased 6.3% for the 12-month period ended June 30, 2024. Park's total loans increased 1.9 percent (7.4 percent annualized) during the three months ended June 30, 2024.

Park's total deposits increased 3.4 percent (6.7 percent annualized) during the first half of 2024 and decreased 0.6 percent for the 12-month period ended June 30, 2024. The combination of strong loan growth and steady deposits resulted in a net interest margin of 4.39 percent for the three months ended June 30, 2024, compared to 4.28 percent for the three months ended March 31, 2024, and 4.07 percent for the three months ended June 30, 2023. For the first half of 2024 the net interest margin was 4.33 percent compared to 4.07 percent for the first half of 2023.

“We continue to experience growth in net interest income, supported by year-to-date annualized commercial loan growth of 6.4 percent that reflects our consistent approach to lending regardless of economic fluctuations and the interest rate environment,” said Park President Matthew Miller. “We’re also pleased to report growth in net income and earnings per share, demonstrating our bankers’ commitment to controlling expenses and leveraging technology as we prepare to cross $10 billion in assets.”

Headquartered in Newark, Ohio, Park National Corporation has $9.9 billion in total assets (as of June 30, 2024). Park's banking operations are conducted through its subsidiary The Park National Bank. Other Park subsidiaries are Scope Leasing, Inc. (d.b.a. Scope Aircraft Finance), Guardian Financial Services Company (d.b.a. Guardian Finance Company) and SE Property Holdings, LLC.

Complete financial tables are listed below.

Category: Earnings
Media contact: Michelle Hamilton, 740.349.6014, media@parknationalbank.com
Investor contact: Brady Burt, 740.322.6844, investor@parknationalbank.com
Park National Corporation, 50 N. Third Street, Newark, Ohio 43055

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Park cautions that any forward-looking statements contained in this news release or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties, including those described in Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as updated by our filings with the SEC. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements.

Risks and uncertainties that could cause actual results to differ materially include, without limitation: (1) Park's ability to execute our business plan successfully and within the expected timeframe; (2) adverse changes in future economic and financial market conditions; (3) adverse changes in real estate values and liquidity in our primary market areas; (4) the financial health of our commercial borrowers; (5) adverse changes in federal, state and local governmental law and policy, including the regulatory landscape, capital markets, elevated government debt, potential changes in tax legislation, government shutdown, infrastructure spending and social programs; (6) changes in consumer spending, borrowing and saving habits; (7) our litigation and regulatory compliance exposure; (8) increased credit risk and higher credit losses resulting from loan concentrations; (9) competitive pressures among financial services organizations; (10) changes in accounting policies and practices as may be adopted by regulatory agencies; (11) Park's assumptions and estimates used in applying critical accounting policies and modeling which may prove unreliable, inaccurate or not predictive of actual results; (12) Park's ability to anticipate and respond to technological changes and Park's reliance on, and the potential failure of, a number of third-party vendors to perform as expected; (13) failures in or breaches of Park's operational or security systems or infrastructure, or those of our third-party vendors and other service providers; (14) negative impacts on financial markets and the economy of any changes in the credit ratings of the U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the levels of U.S., European and Asian government debt and concerns regarding the growth rates and financial stability of certain sovereign governments, supranationals and financial institutions in Europe and Asia; (15) effects of a fall in stock market prices on Park's asset and wealth management businesses; (16) continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; (17) the impact on Park's business, personnel, facilities or systems of losses related to acts of fraud, scams and schemes of third parties; (18) the impact of widespread natural and other disasters, pandemics, dislocations, regional or national protests and civil unrest (including any resulting branch closures or damages), military or terrorist activities or international hostilities on the economy and financial markets generally and on us or our counterparties specifically; (19) the potential further deterioration of the U.S. economy due to financial, political, or other shocks; (20) the effect of healthcare laws in the U.S. and potential changes for such laws that may increase our healthcare and other costs and negatively impact our operations and financial results; (21) the impact of larger or similar-sized financial institutions encountering problems that may adversely affect the banking industry; (22) and other risk factors relating to the financial services industry.

Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
As of or for the three months ended June 30, 2024, March 31, 2024 and June 30, 2023

	2024	2024	2023	Percent change vs.
(in thousands, except common share and per common share data and ratios)	2nd QTR	1st QTR	2nd QTR	1Q '24	2Q '23
INCOME STATEMENT:
Net interest income	$97,837	$95,623	$91,572	2.3%	6.8%
Provision for credit losses	3,113	2,180	2,492	42.8%	24.9%
Other income	28,794	26,200	25,015	9.9%	15.1%
Other expense	75,189	77,228	75,885	(2.6)%	(0.9)%
Income before income taxes	$48,329	$42,415	$38,210	13.9%	26.5%
Income taxes	8,960	7,211	6,626	24.3%	35.2%
Net income	$39,369	$35,204	$31,584	11.8%	24.6%

MARKET DATA:
Earnings per common share - basic (a)	$2.44	$2.18	$1.95	11.9%	25.1%
Earnings per common share - diluted (a)	2.42	2.17	1.94	11.5%	24.7%
Quarterly cash dividend declared per common share	1.06	1.06	1.05	—%	1.0%
Book value per common share at period end	73.27	71.95	67.40	1.8%	8.7%
Market price per common share at period end	142.34	135.85	102.32	4.8%	39.1%
Market capitalization at period end	2,298,723	2,199,556	1,652,818	4.5%	39.1%

Weighted average common shares - basic (b)	16,149,523	16,116,842	16,165,119	0.2%	(0.1)%
Weighted average common shares - diluted (b)	16,239,617	16,191,065	16,240,600	0.3%	—%
Common shares outstanding at period end	16,149,523	16,149,523	16,153,425	—%	—%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.61%	1.44%	1.28%	11.8%	25.8%
Return on average shareholders' equity (a)(b)	13.52%	12.23%	11.61%	10.5%	16.5%
Yield on loans	6.13%	5.99%	5.43%	2.3%	12.9%
Yield on investment securities	3.83%	3.90%	3.73%	(1.8)%	2.7%
Yield on money market instruments	5.33%	5.48%	5.11%	(2.7)%	4.3%
Yield on interest earning assets	5.78%	5.66%	5.08%	2.1%	13.8%
Cost of interest bearing deposits	1.99%	1.94%	1.46%	2.6%	36.3%
Cost of borrowings	4.08%	4.25%	3.54%	(4.0)%	15.3%
Cost of paying interest bearing liabilities	2.10%	2.08%	1.58%	1.0%	32.9%
Net interest margin (g)	4.39%	4.28%	4.07%	2.6%	7.9%
Efficiency ratio (g)	59.09%	63.07%	64.58%	(6.3)%	(8.5)%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Tangible book value per common share (d)	$63.14	$61.80	$57.19	2.2%	10.4%
Average interest earning assets	9,016,905	9,048,204	9,122,323	(0.3)%	(1.2)%
Pre-tax, pre-provision net income (j)	51,442	44,595	40,702	15.4%	26.4%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights (continued)
As of or for the three months ended June 30, 2024, March 31, 2024 and June 30, 2023

				Percent change vs.
(in thousands, except ratios)	June 30, 2024	March 31, 2024	June 30, 2023	1Q '24	2Q '23
BALANCE SHEET:
Investment securities	$1,264,858	$1,339,747	$1,756,953	(5.6)%	(28.0)%
Loans	7,664,377	7,525,005	7,208,109	1.9%	6.3%
Allowance for credit losses	86,575	85,084	87,206	1.8%	(0.7)%
Goodwill and other intangible assets	163,607	163,927	164,915	(0.2)%	(0.8)%
Other real estate owned (OREO)	1,210	1,674	2,267	(27.7)%	(46.6)%
Total assets	9,919,783	9,881,077	9,899,551	0.4%	0.2%
Total deposits	8,312,505	8,306,032	8,358,976	0.1%	(0.6)%
Borrowings	283,874	295,130	332,818	(3.8)%	(14.7)%
Total shareholders' equity	1,183,257	1,161,979	1,088,757	1.8%	8.7%
Tangible equity (d)	1,019,650	998,052	923,842	2.2%	10.4%
Total nonperforming loans	72,745	71,759	58,229	1.4%	24.9%
Total nonperforming assets	73,955	73,433	60,496	0.7%	22.2%

ASSET QUALITY RATIOS:
Loans as a % of period end total assets	77.26%	76.16%	72.81%	1.4%	6.1%
Total nonperforming loans as a % of period end loans	0.95%	0.95%	0.81%	—%	17.3%
Total nonperforming assets as a % of period end loans + OREO + other nonperforming assets	0.96%	0.98%	0.84%	(2.0)%	14.3%
Allowance for credit losses as a % of period end loans	1.13%	1.13%	1.21%	—%	(6.6)%
Net loan charge-offs	$1,622	$841	$1,232	92.9%	31.7%
Annualized net loan charge-offs as a % of average loans (b)	0.09%	0.05%	0.07%	80.0%	28.6%

CAPITAL & LIQUIDITY:
Total shareholders' equity / Period end total assets	11.93%	11.76%	11.00%	1.4%	8.5%
Tangible equity (d) / Tangible assets (f)	10.45%	10.27%	9.49%	1.8%	10.1%
Average shareholders' equity / Average assets (b)	11.94%	11.74%	11.00%	1.7%	8.5%
Average shareholders' equity / Average loans (b)	15.44%	15.48%	15.30%	(0.3)%	0.9%
Average loans / Average deposits (b)	92.53%	91.11%	85.34%	1.6%	8.4%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Highlights
Six months ended June 30, 2024 and June 30, 2023

	2024	2023
(in thousands, except common share and per common share data and ratios)	Six months ended June 30	Six months ended June 30	Percent change vs '23
INCOME STATEMENT:
Net interest income	$193,460	$183,770	5.3%
Provision for credit losses	5,293	2,675	97.9%
Other income	54,994	49,402	11.3%
Other expense	152,417	152,388	—%
Income before income taxes	$90,744	$78,109	16.2%
Income taxes	16,171	12,792	26.4%
Net income	$74,573	$65,317	14.2%

MARKET DATA:
Earnings per common share - basic (a)	$4.62	$4.03	14.6%
Earnings per common share - diluted (a)	4.60	4.01	14.7%
Quarterly cash dividend declared per common share	2.12	2.10	1.0%

Weighted average common shares - basic (b)	16,133,183	16,203,736	(0.4)%
Weighted average common shares - diluted (b)	16,215,342	16,282,693	(0.4)%

PERFORMANCE RATIOS: (annualized)
Return on average assets (a)(b)	1.52%	1.32%	15.2%
Return on average shareholders' equity (a)(b)	12.88%	12.07%	6.7%
Yield on loans	6.06%	5.34%	13.5%
Yield on investment securities	3.87%	3.67%	5.4%
Yield on money market instruments	5.42%	4.84%	12.0%
Yield on interest earning assets	5.72%	4.99%	14.6%
Cost of interest bearing deposits	1.97%	1.31%	50.4%
Cost of borrowings	4.17%	3.39%	23.0%
Cost of paying interest bearing liabilities	2.09%	1.44%	45.1%
Net interest margin (g)	4.33%	4.07%	6.4%
Efficiency ratio (g)	61.05%	64.84%	(5.8)%

ASSET QUALITY RATIOS:
Net loan charge-offs	$2,463	$1,231	100.1%
Net loan charge-offs as a % of average loans (b)	0.07%	0.03%	133.3%

CAPITAL & LIQUIDITY
Average shareholders' equity / Average Assets (b)	11.84%	10.92%	8.4%
Average shareholders' equity / Average loans (b)	15.46%	15.33%	0.8%
Average loans / Average deposits (b)	91.82%	84.69%	8.4%

OTHER DATA (NON-GAAP) AND BALANCE SHEET INFORMATION:
Average interest earning assets	9,032,554	9,194,469	(1.8)%
Pre-tax, pre-provision net income (j)	96,037	80,784	18.9%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income

	Three Months Ended		Six Month Ended
	June 30		June 30
(in thousands, except share and per share data)	2024	2023	2024	2023

Interest income:
Interest and fees on loans	$115,318	$96,428	$226,529	$188,042
Interest on debt securities:
Taxable	10,950	13,431	22,849	26,410
Tax-exempt	1,382	2,906	2,792	5,818
Other interest income	1,254	1,909	3,374	5,305
Total interest income	128,904	114,674	255,544	225,575

Interest expense:
Interest on deposits:
Demand and savings deposits	20,370	18,068	40,225	32,280
Time deposits	7,525	1,966	14,863	3,313
Interest on borrowings	3,172	3,068	6,996	6,212
Total interest expense	31,067	23,102	62,084	41,805

Net interest income	97,837	91,572	193,460	183,770

Provision for credit losses	3,113	2,492	5,293	2,675

Net interest income after provision for credit losses	94,724	89,080	188,167	181,095

Other income	28,794	25,015	54,994	49,402

Other expense	75,189	75,885	152,417	152,388

Income before income taxes	48,329	38,210	90,744	78,109

Income taxes	8,960	6,626	16,171	12,792

Net income	$39,369	$31,584	$74,573	$65,317

Per common share:
Net income - basic	$2.44	$1.95	$4.62	$4.03
Net income - diluted	$2.42	$1.94	$4.60	$4.01

Weighted average common shares - basic	16,149,523	16,165,119	16,133,183	16,203,736
Weighted average common shares - diluted	16,239,617	16,240,600	16,215,342	16,282,693

Cash dividends declared:
Quarterly dividend	$1.06	$1.05	$2.12	$2.10

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Balance Sheets

(in thousands, except share data)	June 30, 2024	December 31, 2023

Assets

Cash and due from banks	$142,593	$160,477
Money market instruments	118,872	57,791
Investment securities	1,264,858	1,429,144
Loans	7,664,377	7,476,221
Allowance for credit losses	(86,575)	(83,745)
Loans, net	7,577,802	7,392,476
Bank premises and equipment, net	72,131	74,211
Goodwill and other intangible assets	163,607	164,247
Other real estate owned	1,210	983
Other assets	578,710	557,124
Total assets	$9,919,783	$9,836,453

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,542,446	$2,628,234
Interest bearing	5,770,059	5,414,332
Total deposits	8,312,505	8,042,566
Borrowings	283,874	517,329
Other liabilities	140,147	131,265
Total liabilities	$8,736,526	$8,691,160

Shareholders' Equity:
Preferred shares (200,000 shares authorized; no shares outstanding at June 30, 2024 and December 31, 2023)	$—	$—
Common shares (No par value; 20,000,000 shares authorized; 17,623,104 shares issued at June 30, 2024 and December 31, 2023)	460,821	463,280
Accumulated other comprehensive loss, net of taxes	(68,454)	(66,191)
Retained earnings	943,149	903,877
Treasury shares (1,473,581 shares at June 30, 2024 and 1,506,625 shares at December 31, 2023)	(152,259)	(155,673)
Total shareholders' equity	$1,183,257	$1,145,293
Total liabilities and shareholders' equity	$9,919,783	$9,836,453

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Average Balance Sheets

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands)	2024	2023	2024	2023

Assets

Cash and due from banks	$124,906	$153,564	$134,310	$154,568
Money market instruments	94,658	149,745	125,084	220,951
Investment securities	1,285,086	1,777,878	1,326,807	1,792,199
Loans	7,587,127	7,132,025	7,534,889	7,115,723
Allowance for credit losses	(85,397)	(87,182)	(84,732)	(86,996)
Loans, net	7,501,730	7,044,843	7,450,157	7,028,727
Bank premises and equipment, net	73,340	80,592	74,130	81,316
Goodwill and other intangible assets	163,816	165,129	163,977	165,292
Other real estate owned	1,389	1,966	1,239	1,702
Other assets	566,401	544,088	561,648	543,198
Total assets	$9,811,326	$9,917,805	$9,837,352	$9,987,953

Liabilities and Shareholders' Equity

Deposits:
Noninterest bearing	$2,572,947	$2,847,921	$2,570,989	$2,908,857
Interest bearing	5,626,577	5,509,022	5,635,332	5,492,931
Total deposits	8,199,524	8,356,943	8,206,321	8,401,788
Borrowings	312,963	347,191	337,333	370,067
Other liabilities	127,492	122,655	128,933	125,113
Total liabilities	$8,639,979	$8,826,789	$8,672,587	$8,896,968

Shareholders' Equity:
Preferred shares	$—	$—	$—	$—
Common shares	459,546	458,884	461,532	460,713
Accumulated other comprehensive loss, net of taxes	(73,705)	(91,007)	(70,524)	(93,609)
Retained earnings	937,765	873,810	927,705	869,567
Treasury shares	(152,259)	(150,671)	(153,948)	(145,686)
Total shareholders' equity	$1,171,347	$1,091,016	$1,164,765	$1,090,985
Total liabilities and shareholders' equity	$9,811,326	$9,917,805	$9,837,352	$9,987,953

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Consolidated Statements of Income - Linked Quarters

	2024	2024	2023	2023	2023
(in thousands, except per share data)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Interest income:
Interest and fees on loans	$115,318	$111,211	$108,495	$103,258	$96,428
Interest on debt securities:
Taxable	10,950	11,899	13,055	13,321	13,431
Tax-exempt	1,382	1,410	2,248	2,900	2,906
Other interest income	1,254	2,120	1,408	1,410	1,909
Total interest income	128,904	126,640	125,206	120,889	114,674

Interest expense:
Interest on deposits:
Demand and savings deposits	20,370	19,855	19,467	20,029	18,068
Time deposits	7,525	7,338	6,267	3,097	1,966
Interest on borrowings	3,172	3,824	4,398	3,494	3,068
Total interest expense	31,067	31,017	30,132	26,620	23,102

Net interest income	97,837	95,623	95,074	94,269	91,572

Provision for (recovery of) credit losses	3,113	2,180	1,809	(1,580)	2,492

Net interest income after provision for (recovery of ) credit losses	94,724	93,443	93,265	95,849	89,080

Other income	28,794	26,200	15,519	27,713	25,015

Other expense	75,189	77,228	79,043	77,808	75,885

Income before income taxes	48,329	42,415	29,741	45,754	38,210

Income taxes	8,960	7,211	5,241	8,837	6,626

Net income	$39,369	$35,204	$24,500	$36,917	$31,584

Per common share:
Net income - basic	$2.44	$2.18	$1.52	$2.29	$1.95
Net income - diluted	$2.42	$2.17	$1.51	$2.28	$1.94

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Detail of other income and other expense - Linked Quarters

	2024	2024	2023	2023	2023
(in thousands)	2nd QTR	1st QTR	4th QTR	3rd QTR	2nd QTR

Other income:
Income from fiduciary activities	$10,728	$10,024	$8,943	$9,100	$8,816
Service charges on deposit accounts	2,214	2,106	2,054	2,109	2,041
Other service income	2,906	2,524	2,349	2,615	2,639
Debit card fee income	6,580	6,243	6,583	6,652	6,830
Bank owned life insurance income	1,565	2,629	1,373	1,448	1,332
ATM fees	458	496	517	575	553
Loss on sale of debt securities, net	—	(398)	(7,875)	—	—
Gain (loss) on equity securities, net	358	(687)	353	998	25
Other components of net periodic benefit income	2,204	2,204	1,893	1,893	1,893
Miscellaneous	1,781	1,059	(671)	2,323	886
Total other income	$28,794	$26,200	$15,519	$27,713	$25,015

Other expense:
Salaries	$35,954	$35,733	$36,192	$34,525	$33,649
Employee benefits	9,873	11,560	10,088	10,822	10,538
Occupancy expense	2,975	3,181	3,344	3,203	3,214
Furniture and equipment expense	2,454	2,583	2,824	3,060	3,103
Data processing fees	9,542	8,808	9,605	9,700	9,582
Professional fees and services	6,022	6,817	7,015	7,572	7,365
Marketing	1,164	1,741	1,716	1,197	1,239
Insurance	1,777	1,718	1,708	2,158	1,960
Communication	1,002	1,036	993	1,135	1,045
State tax expense	1,129	1,110	1,158	1,125	1,096
Amortization of intangible assets	320	320	334	334	328
Foundation contributions	—	—	1,000	—	—
Miscellaneous	2,977	2,621	3,066	2,977	2,766
Total other expense	$75,189	$77,228	$79,043	$77,808	$75,885

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information

			Year ended December 31,
(in thousands, except ratios)	June 30, 2024	March 31, 2024	2023	2022	2021	2020	2019

Allowance for credit losses:
Allowance for credit losses, beginning of period	$85,084	$83,745	$85,379	$83,197	$85,675	$56,679	$51,512
Cumulative change in accounting principle; adoption of ASU 2022-02 in 2023 and ASU 2016-13 in 2021	—	—	383	—	6,090	—	—
Charge-offs	3,097	3,240	10,863	9,133	5,093	10,304	11,177
Recoveries	1,475	2,399	5,942	6,758	8,441	27,246	10,173
Net charge-offs (recoveries)	1,622	841	4,921	2,375	(3,348)	(16,942)	1,004
Provision for (recovery of) credit losses	3,113	2,180	2,904	4,557	(11,916)	12,054	6,171
Allowance for credit losses, end of period	$86,575	$85,084	$83,745	$85,379	$83,197	$85,675	$56,679

General reserve trends:
Allowance for credit losses, end of period	$86,575	$85,084	$83,745	$85,379	$83,197	$85,675	$56,679
Allowance on accruing purchased credit deteriorated ("PCD") loans (purchased credit impaired ("PCI") loans for years 2020 and prior)	—	—	—	—	—	167	268
Allowance on purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	N.A.	N.A.	678	—
Specific reserves on individually evaluated loans	5,311	5,032	4,983	3,566	1,616	5,434	5,230
General reserves on collectively evaluated loans	$81,264	$80,052	$78,762	$81,813	$81,581	$79,396	$51,181

Total loans	$7,664,377	$7,525,005	$7,476,221	$7,141,891	$6,871,122	$7,177,785	$6,501,404
Accruing PCD loans (PCI loans for years 2020 and prior)	2,420	2,454	2,835	4,653	7,149	11,153	14,331
Purchased loans excluded from collectively evaluated loans (for years 2020 and prior)	N.A.	N.A.	N.A.	N.A.	N.A.	360,056	548,436
Individually evaluated loans (k)	54,993	54,742	45,215	78,341	74,502	108,407	77,459
Collectively evaluated loans	$7,606,964	$7,467,809	$7,428,171	$7,058,897	$6,789,471	$6,698,169	$5,861,178

Asset Quality Ratios:
Net charge-offs (recoveries) as a % of average loans	0.09%	0.05%	0.07%	0.03%	(0.05)%	(0.24)%	0.02%
Allowance for credit losses as a % of period end loans	1.13%	1.13%	1.12%	1.20%	1.21%	1.19%	0.87%
General reserve as a % of collectively evaluated loans	1.07%	1.07%	1.06%	1.16%	1.20%	1.19%	0.87%

Nonperforming assets:
Nonaccrual loans	$71,368	$70,189	$60,259	$79,696	$72,722	$117,368	$90,080
Accruing troubled debt restructurings (for years 2022 and prior) (k)	N.A.	N.A.	N.A.	20,134	28,323	20,788	21,215
Loans past due 90 days or more	1,377	1,570	859	1,281	1,607	1,458	2,658
Total nonperforming loans	$72,745	$71,759	$61,118	$101,111	$102,652	$139,614	$113,953
Other real estate owned	1,210	1,674	983	1,354	775	1,431	4,029
Other nonperforming assets	—	—	—	—	2,750	3,164	3,599
Total nonperforming assets	$73,955	$73,433	$62,101	$102,465	$106,177	$144,209	$121,581
Percentage of nonaccrual loans to period end loans	0.93%	0.93%	0.81%	1.12%	1.06%	1.64%	1.39%
Percentage of nonperforming loans to period end loans	0.95%	0.95%	0.82%	1.42%	1.49%	1.95%	1.75%
Percentage of nonperforming assets to period end loans	0.96%	0.98%	0.83%	1.43%	1.55%	2.01%	1.87%
Percentage of nonperforming assets to period end total assets	0.75%	0.74%	0.63%	1.04%	1.11%	1.55%	1.42%

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Asset Quality Information (continued)

			Year ended December 31,
(in thousands, except ratios)	June 30, 2024	March 31, 2024	2023	2022	2021	2020	2019

New nonaccrual loan information:
Nonaccrual loans, beginning of period	$70,189	$60,259	$79,696	$72,722	$117,368	$90,080	$67,954
New nonaccrual loans	13,180	19,012	48,280	64,918	38,478	103,386	81,009
Resolved nonaccrual loans	12,001	9,082	67,717	57,944	83,124	76,098	58,883
Nonaccrual loans, end of period	$71,368	$70,189	$60,259	$79,696	$72,722	$117,368	$90,080

Individually evaluated commercial loan portfolio information (period end): (k)
Unpaid principal balance	$57,184	$57,053	$47,564	$80,116	$75,126	$109,062	$78,178
Prior charge-offs	2,191	2,311	2,349	1,775	624	655	719
Remaining principal balance	54,993	54,742	45,215	78,341	74,502	108,407	77,459
Specific reserves	5,311	5,032	4,983	3,566	1,616	5,434	5,230
Book value, after specific reserves	$49,682	$49,710	$40,232	$74,775	$72,886	$102,973	$72,229

Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations
NON-GAAP RECONCILIATIONS
	THREE MONTHS ENDED			SIX MONTHS ENDED
(in thousands, except share and per share data)	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Net interest income	$97,837	$95,623	$91,572	$193,460	$183,770
less purchase accounting accretion related to NewDominion and Carolina Alliance acquisitions	271	352	164	623	364
less interest income on former Vision Bank relationships	5	2	13	7	587
Net interest income - adjusted	$97,561	$95,269	$91,395	$192,830	$182,819

Provision for credit losses	$3,113	$2,180	$2,492	$5,293	$2,675
less recoveries on former Vision Bank relationships	(117)	(953)	(25)	(1,070)	(748)
Provision for credit losses - adjusted	$3,230	$3,133	$2,517	$6,363	$3,423

Other income	$28,794	$26,200	$25,015	$54,994	$49,402
less loss on sale of debt securities, net	—	(398)	—	(398)	—
less impact of strategic initiatives	813	(155)	—	658	—
less Vision related gain on the sale of OREO, net	(7)	121	—	114	—
less other service income related to former Vision Bank relationships	6	7	—	13	135
Other income - adjusted	$27,982	$26,625	$25,015	$54,607	$49,267

Other expense	$75,189	$77,228	$75,885	$152,417	$152,388
less core deposit intangible amortization related to NewDominion and Carolina Alliance acquisitions	320	320	328	640	655
less direct expenses related to collection of payments on former Vision Bank loan relationships	—	—	—	—	100
Other expense - adjusted	$74,869	$76,908	$75,557	$151,777	$151,633

Tax effect of adjustments to net income identified above (i)	$(186)	$(118)	$26	$(304)	$(227)

Net income - reported	$39,369	$35,204	$31,584	$74,573	$65,317
Net income - adjusted (h)	$38,670	$34,760	$31,684	$73,430	$64,465

Diluted earnings per common share	$2.42	$2.17	$1.94	$4.60	$4.01
Diluted earnings per common share, adjusted (h)	$2.38	$2.15	$1.95	$4.53	$3.96

Annualized return on average assets (a)(b)	1.61%	1.44%	1.28%	1.52%	1.32%
Annualized return on average assets, adjusted (a)(b)(h)	1.59%	1.42%	1.28%	1.50%	1.30%

Annualized return on average tangible assets (a)(b)(e)	1.64%	1.46%	1.30%	1.55%	1.34%
Annualized return on average tangible assets, adjusted (a)(b)(e)(h)	1.61%	1.44%	1.30%	1.53%	1.32%

Annualized return on average shareholders' equity (a)(b)	13.52%	12.23%	11.61%	12.88%	12.07%
Annualized return on average shareholders' equity, adjusted (a)(b)(h)	13.28%	12.07%	11.65%	12.68%	11.92%

Annualized return on average tangible equity (a)(b)(c)	15.72%	14.24%	13.68%	14.98%	14.23%
Annualized return on average tangible equity, adjusted (a)(b)(c)(h)	15.44%	14.06%	13.73%	14.76%	14.04%

Efficiency ratio (g)	59.09%	63.07%	64.58%	61.05%	64.84%
Efficiency ratio, adjusted (g)(h)	59.35%	62.78%	64.40%	61.04%	64.82%

Annualized net interest margin (g)	4.39%	4.28%	4.07%	4.33%	4.07%
Annualized net interest margin, adjusted (g)(h)	4.38%	4.26%	4.06%	4.32%	4.05%
Note: Explanations for footnotes (a) - (k) are included at the end of the financial tables in the "Financial Reconciliations" section.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(a) Reported measure uses net income
(b) Averages are for the three months ended June 30, 2024, March 31, 2024, and June 30, 2023 and the six months ended June 30, 2024 and June 30, 2023, as appropriate
(c) Net income for each period divided by average tangible equity during the period. Average tangible equity equals average shareholders' equity during the applicable period less average goodwill and other intangible assets during the applicable period.

RECONCILIATION OF AVERAGE SHAREHOLDERS' EQUITY TO AVERAGE TANGIBLE EQUITY:
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
AVERAGE SHAREHOLDERS' EQUITY	$1,171,347	$1,158,184	$1,091,016	$1,164,765	$1,090,985
Less: Average goodwill and other intangible assets	163,816	164,137	165,129	163,977	165,292
AVERAGE TANGIBLE EQUITY	$1,007,531	$994,047	$925,887	$1,000,788	$925,693

(d) Tangible equity divided by common shares outstanding at period end. Tangible equity equals total shareholders' equity less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL SHAREHOLDERS' EQUITY TO TANGIBLE EQUITY:
	June 30, 2024	March 31, 2024	June 30, 2023
TOTAL SHAREHOLDERS' EQUITY	$1,183,257	$1,161,979	$1,088,757
Less: Goodwill and other intangible assets	163,607	163,927	164,915
TANGIBLE EQUITY	$1,019,650	$998,052	$923,842

(e) Net income for each period divided by average tangible assets during the period. Average tangible assets equal average assets less average goodwill and other intangible assets, in each case during the applicable period.

RECONCILIATION OF AVERAGE ASSETS TO AVERAGE TANGIBLE ASSETS
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
AVERAGE ASSETS	$9,811,326	$9,863,378	$9,917,805	$9,837,352	$9,987,953
Less: Average goodwill and other intangible assets	163,816	164,137	165,129	163,977	165,292
AVERAGE TANGIBLE ASSETS	$9,647,510	$9,699,241	$9,752,676	$9,673,375	$9,822,661

(f) Tangible equity divided by tangible assets. Tangible assets equal total assets less goodwill and other intangible assets, in each case at the end of the period.

RECONCILIATION OF TOTAL ASSETS TO TANGIBLE ASSETS:
	June 30, 2024	March 31, 2024	June 30, 2023
TOTAL ASSETS	$9,919,783	$9,881,077	$9,899,551
Less: Goodwill and other intangible assets	163,607	163,927	164,915
TANGIBLE ASSETS	$9,756,176	$9,717,150	$9,734,636

Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com

PARK NATIONAL CORPORATION
Financial Reconciliations (continued)

(g) Efficiency ratio is calculated by dividing total other expense by the sum of fully taxable equivalent net interest income and other income. Fully taxable equivalent net interest income reconciliation is shown assuming a 21% corporate federal income tax rate. Additionally, net interest margin is calculated on a fully taxable equivalent basis by dividing fully taxable equivalent net interest income by average interest earning assets, in each case during the applicable period.

RECONCILIATION OF FULLY TAXABLE EQUIVALENT NET INTEREST INCOME TO NET INTEREST INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Interest income	$128,904	$126,640	$114,674	$255,544	$225,575
Fully taxable equivalent adjustment	605	616	920	1,221	1,846
Fully taxable equivalent interest income	$129,509	$127,256	$115,594	$256,765	$227,421
Interest expense	31,067	31,017	23,102	62,084	41,805
Fully taxable equivalent net interest income	$98,442	$96,239	$92,492	$194,681	$185,616

(h) Adjustments to net income for each period presented are detailed in the non-GAAP reconciliations of net interest income, provision for credit losses, other income, other expense and tax effect of adjustments to net income.
(i) The tax effect of adjustments to net income was calculated assuming a 21% corporate federal income tax rate.
(j) Pre-tax, pre-provision ("PTPP") net income is calculated as net income, plus income taxes, plus the provision for credit losses, in each case during the applicable period. PTPP net income is a common industry metric utilized in capital analysis and review. PTPP is used to assess the operating performance of Park while excluding the impact of the provision for credit losses.

RECONCILIATION OF PRE-TAX, PRE-PROVISION NET INCOME
	THREE MONTHS ENDED			SIX MONTHS ENDED
	June 30, 2024	March 31, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Net income	$39,369	$35,204	$31,584	$74,573	$65,317
Plus: Income taxes	8,960	7,211	6,626	16,171	12,792
Plus: Provision for credit losses	3,113	2,180	2,492	5,293	2,675
Pre-tax, pre-provision net income	$51,442	$44,595	$40,702	$96,037	$80,784

(k) Effective January 1, 2023, Park adopted Accounting Standards Update ("ASU") 2022-02. Among other things, this ASU eliminated the concept of troubled debt restructurings ("TDRs"). As a result of the adoption of this ASU and elimination of the concept of TDRs, total nonperforming loans ("NPLs") and total nonperforming assets ("NPAs") each decreased by $20.1 million effective January 1, 2023. Additionally, as a result of the adoption of this ASU, individually evaluated loans decreased by $11.5 million effective January 1, 2023.
Park National Corporation
50 N. Third Street, Newark, Ohio 43055
www.parknationalcorp.com